UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2020, Corbus Pharmaceuticals Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (1) the election of directors, (2) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020, (3) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers and (4) the approval, on an advisory basis, with respect to how often the Company will conduct an advisory vote on executive compensation. The final voting results were as follows:

1. The election of each of Dr. Yuval Cohen, Alan Holmer, Avery W. Catlin, David P. Hochman, Rachelle Jacques, John Jenkins and Peter Salzmann as directors to hold office for a term of one year, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Dr. Yuval Cohen	19,806,535	1,812,661	34,589,730
Alan Holmer	17,558,757	4,060,439	34,589,730
Avery W. Catlin	18,884,690	2,734,506	34,589,730
David P. Hochman	21,486,293	132,903	34,589,730
Rachelle Jacques	21,270,442	348,754	34,589,730
John Jenkins	18,424,886	3,194,310	34,589,730
Peter Salzmann	21,513,002	106,194	34,589,730

2. The proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,690,743	147,644	370,539	0

3. The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,992,387	2,303,630	323,179	34,589,730

4. The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
20,253,623	824,902	354,669	186,002	34,589,730

The Company’s board of directors (the “Board”) has considered the outcome of this advisory vote on how often the Company will conduct an advisory vote on executive compensation and has determined, as was recommended with respect to this proposal by the Board in the proxy statement for the Annual Meeting, that the Company will conduct future advisory votes on executive compensation every year until the occurrence of the next vote on how often the Company will conduct an advisory vote on executive compensation. The next vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation is required to occur no later than the Company’s 2026 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: May 21, 2020	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen
	Title:	Chief Executive Officer